                                                                                                              EXHIBIT NO. 99

----------------------------------------------------------------------------------------------------------------------------
                                                    WFMBS MORTGAGE LOAN POOL
                                              10-YEAR THROUGH 15-YEAR FIXED RATE
                                             NON-RELOCATION/RELOCATION MORTGAGES
                                                    WFMBS SERIES 2003-03 B
                                                   POOL PROFILE (2/11/2003)

----------------------------------------------------------------------------------------------------------------------------


                                                       -------------------------       -------------------------
                                                                       BID                          TOLERANCE
                                                       -------------------------       -------------------------
      AGGREGATE PRINCIPAL BALANCE                                   $500,000,000                      (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                                         1-Mar-02
      INTEREST RATE RANGE                                            5.125-7.625
      GROSS WAC                                                           5.720%                (+5 bps/-5 Bps%)
      WEIGHTED AVERAGE SERVICE FEE                                        25 bps
      MASTER SERVICING FEE                                                1 bps
      WAM (in months)                                                        178                    (+/- 2 month)

      WALTV                                                                  57%                    (maximum +5%)

      CALIFORNIA %                                                           35%                    (maximum 40%)

      AVERAGE LOAN BALANCE                                              $490,000               (maximum $525,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                 $1,200,000             (maximum $1,500,000)

      CASH-OUT REFINANCE %                                                   21%                   (maximum  +5%)

      PRIMARY RESIDENCE %                                                    96%                    (minimum -5%)

      SINGLE-FAMILY DETACHED %                                               93%                    (minimum -5%)

      FULL DOCUMENTATION %                                                   65%                    (minimum -5%)

      UNINSURED > 80% LTV %                                                   0%                    (maximum +1%)




                          THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                                 SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
----------------------------------------------------------------------------------------------------------------------------

      (1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

--------------------------------------------------------------------------------------------------------------------
                                           WFMBS MORTGAGE LOAN POOL
                                      10-YEAR THROUGH 15-YEAR FIXED RATE
                                      NON-RELOCATION/RELOCATION MORTGAGES
                                            WFMBS SERIES 2003-03 B
                                           POOL PROFILE (2/11/2003)
                                              PRICING INFORMATION
--------------------------------------------------------------------------------------------------------------------

     RATING AGENCIES                           TBD by Wells Fargo

     PASS THRU RATE                                         5.25%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                   0.03%

     PRICING DATE                                             TBD

     FINAL STRUCTURE DUE DATE                             13-Mar-03                     9:00 AM

     SETTLEMENT DATE                                      28-Mar-03

     ASSUMED SUB LEVELS                                          AAA            1.200%
                                                                  AA              TBD
                                                                   A              TBD
                                                                  BBB             TBD
                                                                   BB             TBD
                                                                    B             TBD

                                        Note:  AAA Class will be rated by two rating agencies.
                                        AA through B Classes will be rated by one rating agency.

WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
          1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:
          1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
          2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
          3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.


     * THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

     WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-03. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



     WFMBS CONTACTS                                    Brad Davis (301) 846-8009
                                                      Mike Miller (301) 815-6397
                                                 Gretchen Markley (301) 846-8356


--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                      WFASC DENOMINATION POLICY


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TYPE AND DESCRIPTION OF CERTIFICATES                                               MINIMUM        PHYSICAL        BOOK ENTRY
                                                                                 DENOMINATION    CERTIFICATES     CERTIFICATES
                                                                                   (1)(4)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                                $25,000        Allowed           Allowed

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000        Allowed           Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit protection to
the Class A, Complex multi-component certificates                                   $100,000        Standard        Upon Request

Notional and Nominal Face IO                                                          (2)           Standard        Upon Request

Residual Certificates                                                                 (3)           Required         Not Allowed

All other types of Class A Certificates                                               (5)             (5)                (5)

CLASS B (Investment Grade)                                                            $100,000       Allowed            Allowed

CLASS B (Non-Investment Grade)                                                        $250,000       Required         Not Allowed
------------------------------------------------------------------------------------------------------------------------------------

(1)   WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2)   Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4)   Retail Classes will be analyzed and approved on a case-by-case basis by WFASC.  (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.
------------------------------------------------------------------------------------------------------------------------------------